John Hancock Life Insurance Company of New York

Attachment A

Broker Dealer

Advest, Inc.

Advisory Group Equity Services, Ltd.

Aegis Capital Corp.

Allstate Financial Services, LLC

All-Vest Securities, Inc.

AM & M Investment Brokers, Inc.,

American Capital Partners, LLC

American Portfolios Financial Services, Inc.

Ameriprise Financial Services, Inc

Ameritas Investment Corp.

Atlantic Financial, LLC

AXA Advisors, LLC

Bay Colony Securities Co. , Inc.

BB & T Investment Services, Inc.

BCG Securities, Inc.

Benjamin F. Edwards & Company, Inc.

Bernard Herold & Co., Inc.

Berthel, Fisher & Company Financial Services, Inc.

BG Worldwide Securities, Inc.

BNY Mellon Securities, LLC

Brighton Securities Corp.

Bristol Financial Services, Inc.

Brokerageselect

Brookstone Securities, Inc.

Buckman, Buckman & Reid, Inc.

C & S Securities Corp.

Cadaret, Grant & Co., Inc.

Calton & Associates, Inc.

Cambridge Investment Research, Inc.

Cambridge Legacy Securities

Cantella & Co., Inc.

Capital Analysts, Inc.

Capital Brokerage

Capital Financial Services, Inc.

Capital Guardian, LLC

Capital Investment Group, Inc.

Capital One Investment Services LLC

CBIZ Financial Solutions, Inc.

CCO Investment Services Corp.

Centauraus Financial, Inc.

Centerre Capital, LLC

CES Insurance Agency, Inc.

CFD Investments, Inc.

Chase Investment Services Corp

Chelsea Financial Services

Citigroup Global Markets, Inc.

Clark Dodge & Co., Inc.

Compass Securities Ins.

Comprehensive Asset Management and Servicing, Inc

Concorde Investment Services, LLC

Coombe Financial Services, Inc

Coordinated Capital Securities, Inc

CPI Capital

Crown Capital Securities, L.P.

CUNA Brokerage Services, Inc.

Curtis Securities, LLC

Delta Equity Services, Corp.

Detwiler Fenton & Co

Deutsche Bank Securities, Inc.

Di Giulio Financial Services, Inc.

Dinosaur Securities, LLC

Dominick & Dominick, LLC

Edward D. Jones, & Co., L.P.

Equity Services Inc.

Essex Financial Services, Inc.

John Hancock Life Insurance Company of New York

Attachment A

Essex National Securities, Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Excel Securities & Associates, Inc.

Fairport Capital, Inc.

Financial Advisers of America LLC

Financial Network Investment Corp.

Financial Telesis, Inc.

Financial West Group

Fintegra, LLC

First Allied Securities, Inc.

First Allied Securities, Inc.

First Capital Equities, LTD

First Heartland Capital, Inc.

First Midwest Securities, Inc.

First Savings Securities, Inc.

First Williston Corporation

Five Star Investment Services, Inc.

Foresters Equity Services, Inc.

Fortune Financial Services, Inc.

Founders Financial Securities, LLC

FSC Securities Corporation

Fulcrum Securities, Inc

G.A. Repple & Company

Garden State Securities, Inc.

Gary Goldberg & Company, Inc.

GDC Securities, LLC

Geneos Wealth Management, Inc.

Genworth Financial Securities Corp

GFA Securities, LLC

Gilford Securities

Girard Securities, Inc.

Global Arena Capital Corp.

Great American Investors, Inc.

GWN Securities, Inc.

H. Beck, Inc.

H.D. Vest Investment Securities, Inc.

Hamilton Cavanaugh Investment Brokers, Inc.

Harbor Financial Services, LLC

Hazard & Siegel, Inc.

Henley & Company, LLC.

Highland Capital Securities, Inc.

HighTower Securities, LLC

Hornor, Townsend & Kent

HRC Investment Services, Inc.

HSBC Securities (USA), Inc.

Hudson Heritage Capital Management, Inc.

IBN Financial Services, Inc.

IDB Capital Corp.

Independent Financial Group, LLC

ING Financial Advisers, LLC.

ING Financial Partners , Inc.

ING Financial Partners, Inc.

International Financial Solutions, Inc.

Intervest International Equities Corp.

Invest Financial Corporation

Investacorp, Inc.

Investors Capital Corp.

Investors Security Company, Inc. (ISCI)

J J B Hilliard W L Lyons, Inc.

J.P. Turner & Company, L.L.C.

J.W. Cole Financial, Inc.

Janney Montgomery Scott, Inc.

JHS Capital Advisors

John Hancock Life Insurance Company of New York

Attachment A

John James Investments, LTD.

Kern, Suslow Securities, Inc.

Key Investment Services, LLC

Key2Life Brokerage Inc.

KMS Financial Services, Inc.

Kovack Securities, Inc.

L & M Financial Services

L. M. Kohn and Company

Larimer Capital Corporations

Larson Financial Securities, LLC

LaSalle St. Securities, LLC

Leigh D. Baldwin & Co., Inc.

Leonard & Company

Lesko Securities Inc.

Leumi Investment Services, Inc.

Lifemark Securities Corp.

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corp.

Lincoln Investment Planning, Inc.

Lombard Securities, Inc.

Long Island Financial Group, Inc.

LPL Financial Corporation

M & T Securities, Inc.

M Holdings Securities, Inc.

M. Griffith, Inc.

Madison Avenue Securities, Inc.

Marlin Trading, Inc.

May Capital Group, LLC

McDonald Investments Inc.

Mercer Allied Company, LP

Merrill Lynch, Pierce, Fenner & Smith (MLPF&S)

Mesirow Financial, Inc.

Metlife Securities, Inc. (formerly Metropolitan Life Insurance Company)

Mid Atlantic Capital Corporation

MidAmerica Financial Services, Inc.

Mid-Atlantic Securities, Inc.

MMC Securities, Inc.

MML Investor Services, Inc.

Money Concepts Capital Corp.

Morgan Keegan & Company

Morgan Stanley Smith Barney LLC

Multi-Financial Securities Corp.

Mutual Funds Associates

MWA Financial Services, Inc.

National Planning Corporation

National Planning Corporation

National Securities Corporation

Nations Financial Group, Inc.

Nationwide Planning Associates, Inc.

Nationwide Securities LLC (aka NSLLC)

NDX Trading, Inc.

Nelson Securities, Inc.

New England Securities Corporation

New Horizons Asset Management Group, LLC.

Newbridge Securities Corp

Next Financial Group, Inc.

NFP Securities, Inc.

NIA Securities, LLC

North Ridge Securities Corp.

Northeast Securities, Inc.

Northern Lights Distributors, LLC

Northwestern Mutual Investment Services, LLC.

NPA Financial Services, Inc.

NYLife Securities Inc.

Obsidian Financial Group, LLC

Ogilvie Security Advisors Corp.

John Hancock Life Insurance Company of New York

Attachment A

Ohanesian / Lecours, Inc

O’Keefe Shaw & Co., Inc.

Online Brokerage Services, Inc.

Oppenheimer & Co., Inc.

P & A Financial Securities, Inc.

Pacific West Securities, Inc.

Park Avenue Securities, LLC.

Parsonex Securities, Inc.

Partnervest Securities, Inc.

Paulson Investment Company, Inc.

Petersen Investments, Inc.

Phoenix Equity Planning Corporation

Pinnacle Investments, LLC

PlanMember Securities Corporation

Prime Capital Services, Inc.

Prime Vest Financial Services, Inc.

Princor Financial Services Corporation

Private Client Services, LLC

Pro Equities, Inc.

Pro Integrity Securities, Inc.

Prospera Financial Services, Inc.

Pruco Securities Corp

Purshe Kaplan Sterling Investments

QA3 Financial Corp.

Quest Capital Strategies, Inc.

Questar Capital Corporation

R & W Brokerage, Inc.

R. Seelaus & Co., Inc

Rampart Financial Services, Inc.

Rampart Financial Services, Inc.

Raymond James Financial Services (fka I. M. & R, Inc.)

RBC Capital Markets Corp

RBC Capital Markets Corporation

RDM Investment Services, Inc.

Regal Securities, Inc.

Resource Horizons Group, LLC

Retirement Capital Group Securities, Inc.

RNR Securities, LLC.

Robb, P.J. Variable Corp.

Robert W. Baird

Rockwell Global Capital, LLC

Royal Alliance Associates, Inc.

S.C. Parker & Co., Inc.

Sage, Rutty & Co., Inc.

SagePoint Financial, Inc (formerly AIG Financial Advisors, Inc.)

Sandgrain Securities, Inc.

Saperston Asset Management Inc.

Saxony Securities, Inc.

Saybrus Equity Services, Inc.

Scott & Stringfellow, LLC

Securian Financial Services, Inc.

Securities America, Inc.

Securities Service Network, Inc.

SEI Investments Distribution Co.

Sentinel Securities, Inc.

SIGMA Financial Corporation

Signator Investors, Inc.

Signature Securities Group Corporation

SII Investments Inc.

SMH Capital, Inc.

Sorrento Pacific Financial, LLC

Sorrento Pacific Financial, LLC

Source Capital Group, Inc.

Sovereign Legacy Securities, Inc.

Spire Securities, LLC

Stacey Braun Financial Services, Inc.

Stanley Laman Group Securities LLC

John Hancock Life Insurance Company of New York

Attachment A

Sterling Monroe Securities, LLC

Sterne Agee Financial Services, Inc.

Stifel, Nicolaus & Company, Inc.

Summit Brokerage Services, Inc.

SunTrust Investment Services, Inc.

Symetra Investment Services, Inc.

Syndicated Capital, Inc.

Synergy Investment Group, LLC

TD Waterhouse Investor Services, Inc.

TFS Securities, Inc.

The F.I. Group, Inc.

The Investment Center, Inc.

The Leaders Group, Inc.

The Leaders Group, Inc.

The Strategic Financial Alliance, Inc.

Thrivent Investment Management, Inc.

Timecapital Securities Corp.

Tower Square Securities, Inc.

Transamerica Financial Advisors, Inc.

Trevor, Cole, Reid & Monroe, Inc.

Triad Advisors, Inc.

Trubee, Collins & Co., Inc.

Trustmont Financial Group, Inc.

TWS Financial, LLC

UBS Financial Services, Inc.

United Financial Group, Ltd.

United Planners Financial Services of America

Univest Securities Inc. DBA Universal Financial Group

USA Financial Securities Corp.

USI Securities, Inc.

UVEST Investment Services

VALIC Financial Advisors, Inc.

Valmark Securities, Inc.

Vanderbilt Securities, LLC.

Vanguard Capital/VanCapital Insurance Agency

Vaughan & Company Securities, Inc.

Vision Brokerage Services, LLC

VSR Financial Services Inc.

Waddell and Reed, Inc.

Wall Street Financial Group, Inc.

Walnut Street Securities, Inc.

WBB Securities, LLC

Wedbush Morgan Securities, Inc.

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors, LLC

Westco Investment Corp.

Western International Securities, Inc.

WFG Investments, Inc.

White Mountain Capital, LLC

Wilbanks Securities, Inc.

Woodbury Financial Services, Inc.

Woodstock Financial Group, Inc.

World Equity Group, Inc.

WRP Investments, Inc.